I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 4, 2026, Old Second Bancorp, Inc. (the “Company”) notified U.S. Bank National Association, as paying agent (the “Paying Agent”), of its intention to redeem (the “Redemption”), on April 15, 2026 (the “Redemption Date”), $30,000,000 aggregate principal amount of its outstanding 3.50% Fixed-to-Floating Rate Subordinated Notes due 2031 (CUSIP No. 680277AC4), originally issued on April 6, 2021 (the “Notes”). The Notes will be redeemed at a cash redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date (the “Redemption Price”). Upon completion of the Redemption, $30,000,000 aggregate principal amount of the Notes will remain outstanding.

The Company has received non-objection from the Federal Reserve Bank of Chicago with respect to the Redemption.

Payment of the Redemption Price will be made on the Redemption Date only upon presentation and surrender of the Notes to the Paying Agent. Notes held in book-entry form will be redeemed and the Redemption Price paid in accordance with the applicable procedures of The Depository Trust Company. Interest on the Notes called for redemption will cease to accrue on and after the Redemption Date. Notice of redemption will be delivered to the registered holders of the Notes in accordance with the terms governing the Notes.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this Current Report on Form 8-K that are not historical facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally include words such as “expects,” “anticipates,” “intends,” “estimates,” and similar expressions. The Company cautions readers that forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, among others, the factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 26, 2026, and in the Company’s subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: March 4, 2026	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President, Chief Operating Officer and Chief Financial Officer